SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – February 22, 2016
(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

DELAWARE	1-8974	22-2640650
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

115 TABOR ROAD, MORRIS PLAINS, NEW JERSEY	07950
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

On February 22, 2016, Honeywell International Inc. (the “Company” or “Honeywell”) completed a public offering of €1,000,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2018, €1,000,000,000 aggregate principal amount of its 0.650% Senior Notes due 2020, €1,250,000,000 aggregate principal amount of its 1.300% Senior Notes due 2023 and €750,000,000 aggregate principal amount of its 2.250% Senior Notes due 2028 (collectively, the “Notes”).

The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-208501) filed with the Securities and Exchange Commission on December 11, 2015.

The Notes were issued under an indenture, dated as of March 1, 2007 (the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee.

The foregoing summary is qualified in its entirety by reference to the text of the Indenture and the respective forms of global note for the offering, which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	Indenture dated as of March 1, 2007, relating to debt securities between Honeywell and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 of Honeywell’s Registration Statement on Form S-3 (File No. 333-141013), filed March 1, 2007)

4.2	Form of Floating Rate Senior Note due 2018 (incorporated by reference to Exhibit 4.2 of Honeywell’s Registration Statement on Form 8-A, filed on February 19, 2016)

4.3	Form of 0.650% Senior Note due 2020 (incorporated by reference to Exhibit 4.3 of Honeywell’s Registration Statement on Form 8-A, filed on February 19, 2016)

4.4	Form of 1.300% Senior Note due 2023 (incorporated by reference to Exhibit 4.4 of Honeywell’s Registration Statement on Form 8-A, filed on February 19, 2016)

4.5	Form of 2.250% Senior Note due 2028 (incorporated by reference to Exhibit 4.5 of Honeywell’s Registration Statement on Form 8-A, filed on February 19, 2016)

5.1	Opinion of Assistant General Counsel, Securities and Corporate Finance, of Honeywell International Inc.

23.1	Consent of Assistant General Counsel, Securities and Corporate Finance, of Honeywell International Inc. (included in Exhibit 5.1 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2016	HONEYWELL INTERNATIONAL INC.

	By:	/s/ Jeffrey N. Neuman
Jeffrey N. Neuman
Vice President, Corporate Secretary and
Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture dated as of March 1, 2007, relating to debt securities between Honeywell and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 of Honeywell’s Registration Statement on Form S-3 (File No. 333-141013), filed March 1, 2007)

4.2	Form of Floating Rate Senior Note due 2018 (incorporated by reference to Exhibit 4.2 of Honeywell’s Registration Statement on Form 8-A, filed on February 19, 2016)

4.3	Form of 0.650% Senior Note due 2020 (incorporated by reference to Exhibit 4.3 of Honeywell’s Registration Statement on Form 8-A, filed on February 19, 2016)

4.4	Form of 1.300% Senior Note due 2023 (incorporated by reference to Exhibit 4.4 of Honeywell’s Registration Statement on Form 8-A, filed on February 19, 2016)

4.5	Form of 2.250% Senior Note due 2028 (incorporated by reference to Exhibit 4.5 of Honeywell’s Registration Statement on Form 8-A, filed on February 19, 2016)

5.1	Opinion of Assistant General Counsel, Securities and Corporate Finance, of Honeywell International Inc.

23.1	Consent of Assistant General Counsel, Securities and Corporate Finance, of Honeywell International Inc. (included in Exhibit 5.1 hereto)